Exhibit 10.4

HOLLY ENERGY PARTNERS, L.P.
Common Units Representing Limited Partner Interests
having an aggregate offering price of up to
$200,000,000
Amendment to Equity Distribution Agreement
July 28, 2017
Citigroup Global Markets Inc.
388 Greenwich Street
New York, New York 10013

Goldman Sachs & Co. LLC
200 West Street
New York, New York 10282

Merrill Lynch, Pierce, Fenner & Smith
     Incorporated
One Bryant Park
New York, New York 10036

Ladies and Gentlemen:
THIS AMENDMENT TO EQUITY DISTRIBUTION AGREEMENT (the “Amendment”), is made and entered into as of July 28, 2017, by and among Holly Energy Partners, L.P., a Delaware limited partnership (the “Partnership”), HEP Logistics Holdings, L.P., a Delaware limited partnership (the “General Partner”), Holly Logistic Services, L.L.C., a Delaware limited liability company (the “GP L.L.C.”), and Citigroup Global Markets Inc., Goldman Sachs & Co. LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated (the “Managers”). The Partnership, the General Partner and the GP L.L.C. are herein referred to as the “HEP Parties.” Capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed to them in the Equity Distribution Agreement (as defined below).
WHEREAS, each of the HEP Parties and the Managers are parties to an Equity Distribution Agreement, dated May 10, 2016, as amended (the “Equity Distribution Agreement”), with respect to the offering and sale of up to $200,000,000 of Common Units;
WHEREAS, each of the HEP Parties and the Managers, by executing this agreement, hereby consent to the amendment of the Equity Distribution Agreement, on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the mutual covenants and promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, each of the HEP Parties and the Managers agree as follows:
SECTION 1.Amendments to Equity Distribution Agreement.
(a)    Section 3(f) of the Equity Distribution Agreement is hereby amended and restated in its entirety as follows:
“Notwithstanding any other provision of this Agreement the Partnership shall not request the sale of any Offered Units that would be sold, and the Managers shall not be obligated to sell, (i) during any period in which the Partnership is, or could be deemed to be, in possession of material non-public information or (ii) at any time during the period commencing on the 10th Business Day prior to the time the Partnership issues a press release containing, or shall otherwise publicly announce, its earnings or revenues for a fiscal period or periods (each, an “Earnings Announcement”) through the close of business on the trading day after the date on which the Partnership’s next subsequent Annual Report on Form 10-K or Quarterly Report on Form 10-Q, as the case may be, that includes consolidated financial statements as of and for the same fiscal period or periods, as the case may be, covered by such Earnings Announcement is filed with the Commission.”

(b)    Schedule II of the Equity Distribution Agreement is hereby amended and replaced with Exhibit A hereto.

SECTION 2.Representations and Warranties. Each of the HEP Parties, jointly and severally, represents and warrants to, and agrees with the Managers as set forth below in this Section 2.
(a)Each of the HEP Parties that is a party to this Amendment has all requisite power and authority to execute and deliver this Amendment and perform its respective obligations hereunder. The Partnership has all requisite limited partnership power and authority to offer, sell and deliver the Common Units in accordance with and upon the terms and conditions set forth in the Equity Distribution Agreement, the Partnership Agreement, the Registration Statement, the Disclosure Package and the Prospectus. At each Representation Date and each Settlement Date, all limited partner and limited liability company action, as the case may be, required to be taken by any of the HEP Parties or any of their members or partners for the authorization, offering, sale and delivery of the Common Units and the consummation of the transactions contemplated by the Equity Distribution Agreement shall have been validly taken.
(b)This Amendment has been duly authorized, executed and delivered by the HEP Parties.

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(c)The representations and warranties of the HEP Parties contained in the Equity Distribution Agreement, as amended by this Amendment, are true and correct on and as of the date hereof with the same effect as if made on the date hereof.
SECTION 3.Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument.
SECTION 4.Effect on Agreement. Except as specifically modified herein, the Equity Distribution Agreement shall continue to be in full force and effect. The execution and delivery of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any party thereto. From and after the date hereof, all references in the Equity Distribution Agreement to the “Agreement” shall mean the Equity Distribution Agreement as modified by this Amendment.
SECTION 5.Severability. Any term or provision of this Amendment that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction.
SECTION 6.Further Assurances. Each party to this Amendment shall execute and deliver such documents and shall take such actions as may be reasonably necessary or desirable to effect the transactions described in this Amendment.
SECTION 7.Governing Law. THIS AMENDMENT AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED THERETO IS GOVERNED BY THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO THE CONFLICTS OF LAWS PROVISIONS THEREOF THAT WOULD APPLY THE LAWS OF ANY OTHER STATE. THE HEP PARTIES AND THE MANAGERS EACH WAIVE TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM BROUGHT BY OR ON BEHALF OF EITHER PARTY WITH RESPECT TO ANY MATTER WHATSOEVER RELATING TO OR ARISING OUT OF THE TERMS OF THIS AMENDMENT AND THE OFFERING CONTEMPLATED HEREBY.
(a) [Signature pages follow]

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If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this letter and your acceptance shall represent a binding agreement among the HEP Parties and the Managers.
Very truly yours,

HOLLY ENERGY PARTNERS, L.P.
By: HEP Logistics Holdings, L.P., its general partner
By: Holly Logistic Services L.L.C., its general partner

By:	/s/ Richard L. Voliva III Name: Richard L. Voliva III Title: Executive Vice President and
Chief Financial Officer
HEP LOGISTICS HOLDINGS, L.P.
By: Holly Logistic Services L.L.C., its general partner

By:	/s/ Richard L. Voliva III Name: Richard L. Voliva III Title: Executive Vice President and
Chief Financial Officer
HOLLY LOGISTIC SERVICES L.L.C.

By:	/s/ Richard L. Voliva III Name: Richard L. Voliva III Title: Executive Vice President and
Chief Financial Officer

Signature Page to Amendment to Equity Distribution Agreement

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The foregoing Amendment is hereby confirmed
and accepted as of the date first written above.

CITIGROUP GLOBAL MARKETS INC.

By:    /s/ Mark Hobbs
    Name: Mark Hobbs
    Title: Managing Director

GOLDMAN SACHS & CO. LLC

By:    /s/ Daniel Young
    Name: Daniel Young
    Title:    Managing Director

MERRILL LYNCH, PIERCE, FENNER & SMITH
INCORPORATED

By:    /s/ Alexander Kroner
    Name: Alexander Kroner
    Title: Managing Director

Signature Page to Amendment to Equity Distribution Agreement

EXHIBIT A

Subsidiary	Jurisdiction of Organization	Equity Holder and % Held by Each
Cheyenne Logistics LLC	Delaware	Holly Energy Holdings LLC (100%)
El Dorado Logistics LLC	Delaware	Holly Energy Holdings LLC (100%)
El Dorado Operating LLC	Delaware	Holly Energy Holdings LLC. (100%)
El Dorado Osage LLC	Delaware	Holly Energy Holdings LLC (100%)
HEP Casper SLC LLC	Delaware	Holly Energy Holdings LLC (100%)
HEP Cheyenne LLC	Delaware	Holly Energy Holdings LLC (100%)
HEP Cheyenne Shortline LLC	Delaware	Holly Energy Holdings LLC (100%)
HEP Fin‑Tex/Trust‑River, L.P.	Texas	Holly Energy Holdings LLC (99.999% limited partner) HEP Pipeline GP, L.L.C. (0.001% general partner)
HEP Logistics GP, L.L.C.	Delaware	Holly Energy Holdings LLC (100%)
HEP Mountain Home, L.L.C.	Delaware	Holly Energy Holdings LLC (100%)
HEP Navajo Southern, L.P.	Delaware	Holly Energy Holdings LLC (99.999% limited partner) HEP Pipeline GP, L.L.C. (0.001% general partner)
HEP Pipeline, L.L.C.	Delaware	Holly Energy Holdings LLC (100%)
HEP Pipeline Assets, Limited Partnership	Delaware	Holly Energy Holdings LLC (99.999% limited partner) HEP Pipeline GP, L.L.C. (0.001% general partner)
HEP Pipeline GP, L.L.C.	Delaware	Holly Energy Holdings LLC (100%)
HEP Refining, L.L.C.	Delaware	Holly Energy Holdings LLC (100%)
HEP Refining Assets, L.P.	Delaware	Holly Energy Holdings LLC (99.999% limited partner) HEP Refining GP, L.L.C. (0.001% general partner)
HEP Refining GP, L.L.C.	Delaware	Holly Energy Holdings LLC (100%)
HEP SLC, LLC	Delaware	Holly Energy Holdings LLC (100%)
HEP Tulsa LLC	Delaware	Holly Energy Holdings LLC (100%)
HEP UNEV Holdings LLC	Delaware	Holly Energy Partners, L.P. (100% class A units) HollyFrontier Holdings LLC (100% class B units)
HEP UNEV Pipeline LLC	Delaware	HEP UNEV Holdings (100%)
HEP Woods Cross, L.L.C.	Delaware	Holly Energy Holdings LLC (100%)
Holly Energy Holdings LLC	Delaware	Holly Energy Partners, L.P. (100%)
Holly Energy Storage-Lovington LLC	Delaware	HEP Refining, L.L.C. (100%)
Holly Energy Finance Corp.	Delaware	Holly Energy Partners, L.P. (100%)
Holly Energy Partners—Operating, L.P.	Delaware	Holly Energy Partners, L.P. (99.999% limited partner) HEP Logistics GP, L.L.C. (0.001% general partner)
Lovington-Artesia, L.L.C.	Delaware	Holly Energy Holdings LLC (100%)
Roadrunner Pipeline, L.L.C.	Delaware	Holly Energy Holdings LLC (100%)
Woods Cross Operating LLC	Delaware	Holly Energy Holdings LLC (100%)

Exhibit A-1

Joint Venture	Jurisdiction of Organization	Equity Holder and % Held by Each
Cheyenne Pipeline LLC	Texas	HEP Cheyenne LLC (50%) Rocky Mountain Pipeline System LLC (50%)
Frontier Aspen LLC	Delaware	Plains Pipeline, L.P. (50%) HEP Casper SLC LLC (50%)
Osage Pipe Line Company, LLC	Delaware	El Dorado Osage LLC (50%) CHS McPherson Refinery Inc. (50%)
SLC Pipeline LLC	Delaware	Rocky Mountain Pipeline System LLC (75%) HEP SLC, LLC (25%)
UNEV Pipeline, LLC	Delaware	Sinclair Transportation Company (25%) HEP UNEV Pipeline LLC (75%)

Exhibit A-2